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EXHIBIT 10.29
AMENDMENT NO. 2 TO
FORBEARANCE AGREEMENT AND AMENDMENT NO. 9 TO CREDIT AGREEMENT

        This Amendment No. 2 to Forbearance Agreement and Amendment No. 9 to Credit Agreement ("Amendment") is entered into as of March 31, 2002 by and among IFR SYSTEMS, INC. (the "Borrower"), the financial institutions parties to the Credit Agreement referred to below as lenders (the "Lenders"), and BANK ONE, NA, formerly known as THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as contractual representative (the "Agent") under that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among the Borrower, the Lenders and the Agent, as amended by an Amendment No. 1 and Waiver dated as of November 3, 1998, an Amendment No. 2 dated as of March 31, 1999, an Amendment No. 3 dated as of June 25, 1999, an Amendment No. 4 dated as of October 15, 1999, an Amendment No. 5 dated as of June 15, 2000, an Amendment No. 6 dated as of June 29, 2001, a Forbearance Agreement and Amendment No. 7 dated as of December 21, 2001 and an Amendment No. 1 to Forbearance Agreement and Amendment No. 8 to Credit Agreement dated as of March 4, 2002 (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Forbearance Agreement referred to below.

WITNESSETH:

        WHEREAS, the Borrower, the Lenders and the Agent are parties to the Forbearance Agreement and Amendment No. 7 dated as of December 21, 2001, as amended by Amendment No. 1 to Forbearance Agreement and Amendment No. 8 to Credit Agreement (the "Forbearance Agreement");

        WHEREAS, the Borrower has requested that the Agent and the Required Lenders agree and, subject to the terms and conditions of this Amendment, the Agent and the Required Lenders have agreed to extend the Forbearance Period; and

        WHEREAS, the Borrower has further requested that the Agent and the Lenders amend and, subject to the terms and conditions of this Amendment, the Agent and the Required Lenders have agreed to amend, the Credit Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, the Agent, the Required Lenders and the Borrower hereby agree as follows:

        1.    The recitals set forth above by this reference hereto are hereby incorporated into this Amendment.

        2.    Effective March 31, 2002 and subject to the satisfaction of the conditions precedent set forth in Paragraph 5 below, the Forbearance Agreement is hereby amended by (i) including as additional "Specified Defaults" in the second recital thereof (a) the Borrower's non-payment when due of all scheduled principal payments, accrued interest and fees in respect of the Loans during the period commencing on March 31, 2002 through the end of the Forbearance Period (as amended by this Amendment), (b) the Borrower's non-compliance with the financial covenants set forth in Sections 7.4(A) through (D) of the Credit Agreement for the periods ending on March 31, 2002 and June 30, 2002, (ii) deleting the date "March 31, 2002" in the fifth recital thereof and substituting the date "August 30, 2002" therefor, and (ii) inserting the following new clauses (d), (e) and (f) immediately prior to the period (".") occurring at the end of such fifth recital thereof:

  , (d) April 19, 2002, unless (i) the Borrower shall have executed a definitive plan and agreement of merger on terms and conditions acceptable to the Agent and the Lenders (the "Merger Agreement") with one or more Persons (the "Buyer") acceptable to the Agent and the Lenders (it being understood and agreed that Aeroflex Incorporated shall be acceptable), and (ii) the Buyer shall agree to commence an all cash tender offer by means of an offer to purchase (as amended from time to time, the "Tender Offer") for all of the outstanding common stock of the Borrower for a per share price previously disclosed to the Agent and the Lenders, (e) the date of (i) termination of the Merger Agreement or (ii) any amendment or other modification of the Merger Agreement that would reduce the cash amount required to be paid by the Borrower to the Agent and the Lenders thereunder, or modify the requirement that the Borrower make such payment simultaneously with the acceptance for purchase by the Buyer of the shares tendered in the Tender Offer, or modify the minimum number of shares (the "Minimum Shares"), on a fully diluted basis, which shall be required to be tendered pursuant to the Tender Offer as a condition to the Buyer's obligation to purchase shares under the Tender Offer, and (f) the date of termination of the Tender Offer without the successful tender and purchase of the Minimum Shares

        3.    The Borrower hereby expressly reconfirms that it shall (i) continue to engage Argus Management Corporation as the Crisis Manager (as defined in the Forbearance Agreement) unless otherwise consented to by the Agent and the Required Lenders, and (ii) cause any and all additional amounts received by the Borrower in respect of the Tax Refund (of which $211,000 plus interest remains unpaid) to be applied as a mandatory prepayment of the Obligations as set forth in Section 2.5(B)(ii) of the Credit Agreement. In addition, effective March 31, 2002 and subject to the satisfaction of the conditions precedent set forth in Paragraph 5 below, Section 2.5(B)(ii) of the Credit Agreement is modified (a) to insert immediately after each occurrence of the phrase "Amendment No. 8 to this Agreement" now appearing in the proviso at the end of the first sentence thereof, the following: ", plus (6) the aggregate amount of all fees paid by the Borrower to the Lenders as a condition precedent to Amendment No. 9 to this Agreement" and (b) commencing on the date the Merger Agreement is duly executed by all parties thereto through the last day of the Forbearance Period, to suspend the requirements of the proviso now occurring at the end of the first sentence of Section 2.5(B)(ii) of the Credit Agreement.

        4.    Except as specifically set forth in this Amendment, the Forbearance Agreement shall remain in full force and effect and is hereby ratified and confirmed; and except as specifically set forth in the Forbearance Agreement as amended hereby, the Credit Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        5.    This Amendment shall become effective and be deemed effective as of the date hereof, if and only if

  (a)
  The Agent shall have received duly executed copies of this Amendment executed by the Borrower, the Agent and the Required Lenders;

  (b)
  The Agent shall have received copies of a duly executed Reaffirmation in the form of Exhibit A attached hereto;

  (c)
  The Agent shall have received from the Borrower the initial payment required under Paragraph 6 of this Amendment;

  (d)
  The Agent shall have received evidence satisfactory to it that counsel to the Agent shall have received payment of all unpaid fees and expenses for which the Borrower has received an invoice on or before the date hereof and payable pursuant to Section 10.7 of the Credit Agreement; and

  (e)
  Other than the Specified Defaults, no Default or Unmatured Default (as defined in the Credit Agreement) shall have occurred and be continuing or shall result from the execution of this Amendment.

        6.    The Borrower shall pay to the Agent, for the ratable account of the Lenders in accordance with each Lender's Pro Rata Share, an amount equal to the sum of (i) all outstanding fees due from the Borrower under Amendment No. 6 to the Credit Agreement equal to $195,000, plus (ii) $200,000, which amount shall be fully earned as of the date of this Amendment, and which amount shall be paid in three (3) equal installments payable (a) on the date of this Amendment, (b) on or before the thirtieth day following the execution and delivery of this Amendment, and (c) on the earlier of May 31, 2002 or the date of the successful tender and purchase of the Minimum Shares.

        7.    This Amendment may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Agent, each of the Required Lenders, and the Borrower have each executed one counterpart. Each of the parties hereto agrees that a signature transmitted to the Agent or its counsel by facsimile transmission shall be effective to bind the party so transmitting its signature.

[Signature Pages Follow]

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

IFR SYSTEMS, INC.
By:

Name: Title:
BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO), as Agent and as a Lender
By:

Name: Title:
INTRUST BANK, N.A., as a Lender
By:

Name: Title:
THE BANK OF NOVA SCOTIA, as a Lender
By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 9 TO CREDIT AGREEMENT

HARRIS TRUST AND SAVINGS BANK, as a Lender
By:

Name: Title:
THE ROYAL BANK OF SCOTLAND PLC as agent for NATIONAL WESTMINSTER BANK PLC, as a Lender
By:

Name: Title:
UNION BANK OF CALIFORNIA, N.A., as a Lender
By:

Name: Title:
LLOYDS TSB BANK PLC, as a Lender
By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 9 TO CREDIT AGREEMENT

EXHIBIT A

REAFFIRMATION

        Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to Forbearance Agreement and Amendment No. 9 to Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and Bank One, NA, formerly known as The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders, as amended by an Amendment No. 1 and Waiver, an Amendment No. 2, an Amendment No. 3, an Amendment No. 4, an Amendment No. 5, an Amendment No. 6, a Forbearance Agreement and Amendment No. 7 and an Amendment No. 1 to Forbearance Agreement and Amendment No. 8 to Credit Agreement, dated as of November 3, 1998, March 31, 1999, June 25, 1999, October 15, 1999, June 15, 2000, June 29, 2001, December 21, 2001 and March 4, 2002, respectively (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Dated as of March 31, 2002

IFR AMERICAS, INC., formerly known as IFR Instruments, Inc. IFR FINANCE, INC.
By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 9 TO CREDIT AGREEMENT

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EXHIBIT 10.29 AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 9 TO CREDIT AGREEMENT
EXHIBIT A